CHANGE OF CONTROL
PLAN FOR SENIOR MANAGEMENT


A. VESTING OF STOCK OPTIONS

1. Executive Vice Presidents, the President and the
Chief Executive Officers

-Unvested options will vest 100% upon a Change of Control

2. Senior Vice Presidents

-Unvested options will vest 25% upon Change of Control

B. SEVERANCE PAYMENTS

		Senior Vice Presidents, Executive Vice Presidents, the President and the Chief Executive Officer shall receive 2 years of base pay together with bonus and medical premiums if within 2 years of the Change of Control the (i) officer's employment is terminated for any reason, other than for Cause (as defined herein) or (ii) the officer resigns for Good Reason (as defined herein).

C. OFFICERS LOANS

		Outstanding loans from the Company to Executive Vice Presidents, the President and the Chief Executive Officer shall be forgiven upon a Change of Control.

D. DEFINITIONS

"Change of Control" shall mean: (Subject to revisions by Company's outside counsel)

(1) The shareholders of Company approve of the following:
			("Approved Transactions"):


	(i)	Any merger or statutory plan
of exchange involving Company
("Merger") in which Company is not the
continuing or surviving corporation or
pursuant to which Common Stock would be
converted into cash, securities or
other property, other than a Merger
involving Company in which the holders
of Common Stock immediately prior to
the Merger have the same proportionate
ownership of Common Stock of the
surviving corporation after the Merger;
or

(ii) Any sale, lease, exchange, or
other transfer (in one transaction or a
series of related transactions) of all
or substantially all of the assets of
Company or the adoption of any plan or
proposal for liquidation or
dissolution;

				(2)	A tender or exchange offer is made for
Common Stock (or securities convertible into Common Stock) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Securities Exchange Act of
1934, as amended (the "Exchange Act")), directly or indirectly, of securities representing at least 20 percent of the voting power of outstanding securities of Company;

				(3)	Company receives a report on Schedule
13D of the Exchange Act reporting the beneficial ownership by any person of securities representing 20 percent or more of the voting power of outstanding securities of Company, except that if such receipt shall occur during a tender offer or exchange offer described in (2) above, a Chang of Control shall not take place until the conclusion of such offer; or

				(4)	During any period of 12 months or less,
individuals who at the beginning of such period constituted a majority of the Board of Directors cease for any reason to constitute a majority thereof unless the nomination or election of such new directors (each an "Approved Director") was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period or who are Approved Directors.

		"Cause" shall mean termination from the Company because of (1) the officer's conviction for, or guilty plea to, a felony or a crime involving moral turpitude; (2) the officer's commission of an act of substantial personal dishonesty which is monetarily injurious to the Company in connection with his employment by the Company; (3) the officer's willful and repeated failure, after written notice, to follow the written policies of the Company as established by the board of directors of the Company, and as applicable to all employees of the Company.

		"Good Reason" shall mean the resignation of the officer after (1) notice in writing is given to him/her of his or her relocation, without the officer's consent, to a place of business more than 25 miles outside of the Wilsonville, Oregon area, (2) the actual relocation of offices for the Company more than 25 miles outside of Wilsonville, Oregon, (3) a reduction in the officer's base pay, or (4) a substantial alteration occurs in the nature or status of the officer's responsibilities from those in effect on the date of the Change of Control, disregarding changes in title.
		Exhibit A